Offerings - Offering: 1	Oct. 29, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 2,056,123,803.14
Fee Rate	0.0087%
Amount of Registration Fee	$ 178,882.77
Offering Note	The transaction valuation is calculated as the aggregate maximum purchase price for common shares of beneficial interest, par value $0.01 (the "Shares"), of Blackstone Private Credit Fund (the "Fund"). This amount is based upon the offer to purchase up to 87,457,414 Shares and the net asset value per Class I Share, Class S Share, and Class D Share as of September 30, 2026. The amount of filing fee is calculated at $87.00 per $1,000,000.00 of the transaction valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2027.